GUARANTY AGREEMENT

     THIS GUARANTY AGREEMENT (this "Guaranty") dated as of March 1, 1999 is given by PERFORMANCE FOOD GROUP COMPANY, a Tennessee corporation (the "Guarantor") for the benefit of FIRST UNION NATIONAL BANK, a national banking association organized under the laws of the United States (the "Bank"). Unless otherwise herein defined or the context hereof shall otherwise require, the capitalized terms used herein shall have the respective meanings specified in the Letter of Credit and Reimbursement Agreement, dated as of March 1, 1999 (the "Reimbursement Agreement"), between KMB Produce, Inc. (the "Borrower") and the Bank.

                  W I T N E S S E T H; T H A T:

     WHEREAS,  the Carrollton Payroll Development Authority  (the
"Issuer")  intends  to issue its Industrial  Development  Revenue
Bonds (KMB Produce, Inc. Project), Series 1999, in the principal amount of $9,000,000 (the "Bonds"); and

     WHEREAS, the Bonds are to be issued under and pursuant to Trust Indenture, dated as of even date herewith (the "Indenture"), by and between the Issuer and First Union National Bank, Richmond, Virginia, as trustee (the "Trustee"), a true and correct copy of which has been delivered to the Guarantor, and the Bonds are more particularly described in the Indenture; and

     WHEREAS, the proceeds derived from the issuance of the Bonds shall be loaned to the Borrower under a Loan Agreement, dated as of March 1, 1999, between the Borrower and the Issuer, in order to finance a manufacturing facility (the "Project"); and

     WHEREAS, the Borrower has requested that the Bank issue an irrevocable, direct-pay letter of credit (the "Letter of Credit") pursuant to the Reimbursement Agreement; and

     WHEREAS, the Borrower has agreed, inter alia, to reimburse the Bank with respect to the obligations of the Borrower under the Reimbursement Agreement; and

     WHEREAS, as further security, the Borrower will enter into a Deed to Secure Debt and Security Agreement, dated as of March 1, 1999, with the Bank and a Pledge Agreement, dated as of March 1, 1999, with the Bank (collectively, the "Security Documents"); and

     WHEREAS, as additional security, the Bank has requested that the Guarantor, who is an affiliate of the Borrower, guaranty the obligations of the Borrower under the Reimbursement Agreement;
and

     WHEREAS, the Guarantor desires that the Bank issue the Letter of Credit as aforesaid and is willing to enter into this Guaranty in order to induce the Bank to issue the Letter of Credit;

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration and in order to induce the Bank to issue the Letter of Credit, the Guarantor DOES HEREBY AGREE with the Bank as follows:


                           ARTICLE I.

                        REPRESENTATIONS

     Section  1.1.  Representations of Guarantor.  The  Guarantor
makes  the  following  representations  as  the  basis  for   the
undertakings on its part herein contained:

          (a)  Authority.   The Guarantor is a validly  organized
     and existing corporation under the laws of the State of Tennessee with the power to enter into this Guaranty.

          (b) Pending Litigation. There are no proceedings pending, or to the knowledge of the Guarantor threatened, against or affecting the Guarantor, in any court or before any governmental authority or arbitration board or tribunal which involve the possibility of materially and adversely affecting the properties, business, prospects, profits or condition (financial or otherwise) of any Guarantor, or the ability of the Guarantor to perform its obligations under this Guaranty. The Guarantor is not in a material default with respect to any order of any court or governmental authority or arbitration board or tribunal which would materially and adversely affect its business, financial condition or ability to perform its obligations hereunder.

          (c) Agreements Are Legal and Authorized. The execution and delivery by the Guarantor of this Guaranty and the compliance by the Guarantor with all of the provisions hereof and thereof (i) is within the power of the Guarantor, and (ii) will not conflict with or result in any breach of any of the provisions of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any property of the Guarantor under the provisions of, law, any agreement or other instrument to which the Guarantor is a party or by which the Guarantor may be bound, or any license, judgment, decree, law, statute, order, rule or regulation of any court or governmental agency, its charter or by-laws, or body having jurisdiction over the Guarantor or any of its respective activities or properties.

          (d) Governmental Consent. The Guarantor nor any of its businesses or properties, nor any relationship between the Guarantor and any other person, nor any circumstances in connection with the execution, delivery and performance by the Guarantor of this Guaranty or the offer, issue, sale or delivery of the Bonds, is such as to require the consent, approval or authorization of, or the filing, registration or qualification with, any governmental authority on the part of the Guarantor other than those already obtained.

          (e) No Defaults. No event has occurred and no condition exists with respect to the Guarantor that would constitute an "event of default" under this Guaranty or which, with the lapse of time or with the giving of notice or both, would become an "event of default" under this Guaranty. The Guarantor is not in violation in any material respect of any agreement or other instrument to which they are a party or by which it may be bound, the violation of which may have a material adverse effect on the Guarantor.

          (f) Compliance with Law. The execution of this Guaranty will not violate any laws, ordinances, governmental rules or regulations to which the Guarantor is subject and the Guarantor has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of any of its properties or to the conduct of any of its businesses, which violation or failure to obtain might materially and adversely affect the properties, business, prospects, profits or condition (financial or otherwise) of the Guarantor.

          (g) Restrictions on the Guarantor. The Guarantor is not a party to any contract or agreement, or subject to any restriction, that materially and adversely affects the businesses of the Guarantor.

          (h)   Disclosure.  Neither the representations  of  the
     Guarantor contained in this Guaranty, nor any written statement relating to the Guarantor furnished by or on behalf of the Guarantor to the Bank in connection with the transactions contemplated hereby, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading. There is no fact that the Guarantor has not disclosed to the Bank in writing that materially and adversely affects or in the future may (so far as the Guarantor can now reasonably foresee) materially and adversely affect the Project, or the properties, business, prospects, profits or condition (financial or otherwise) of the Guarantor, or the ability of the Guarantor to perform its obligations under this Guaranty or any documents or transactions contemplated hereby.

          (i) Consideration. This Guaranty is necessary to promote and further the business of the Borrower and the assumption by the Guarantor of its obligations hereunder will result in direct financial benefits to the Guarantor.

           (j) Validity and Binding Effect. This Guaranty is a valid and binding obligation of the Guarantor enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application relating to or affecting the enforcement of creditor's rights generally.

          (k) Financial Information. The (i) consolidated balance sheets of the Guarantor and its subsidiaries as of December 31, 1997 and the related statements of income and retained earnings and cash flow for the fiscal years then ended and the (ii) unaudited consolidated balance sheet of the Guarantor and its subsidiaries as of December 31, 1998 and related unaudited interim statements of revenue and retained earnings, copies of which have been furnished to the Bank, are complete and correct and fairly represent the assets, liabilities and financial position of the Guarantor and its subsidiaries as of such dates, and the results of the operations and changes of financial position for the periods then ended. All such financial statments including the related schedules and notes thereto, have been prepared in accordance with generally accepted accounting principles. The Guarantor and its subsidiaries have no Debt (as defined in the Credit Agreement), obligation or other unusual forward or long-term commitment which is note fairly reflected in the foregoing financial statements and the notes thereto.

                          ARTICLE II.

                           GUARANTIES

     Section 2.1. Guaranty of Payment. The Guarantor hereby absolutely and unconditionally guarantees to the Bank the full and timely payment when due, whether at stated maturity, by acceleration or otherwise, of all Obligations (as defined in the Reimbursement Agreement) of the Borrower now or hereafter existing under the Reimbursement Agreement or any of the Security Documents, whether for principal, interest, fees, expenses or otherwise. The Guarantor further agrees to pay any and all expenses (including without limitation reasonable attorney's fees and expenses) incurred by the Bank in enforcing or protecting its rights against the Guarantor under the Reimbursement Agreement or any of the Security Documents.

     If the Bank shall fail to receive any such payment as and when said payment becomes due and payable after any applicable cure periods have expired, the Guarantor shall immediately pay to the Bank at its office in Richmond, Virginia, in lawful money of the United States of America, an amount equal to the required payment. This Guaranty is an absolute, unconditional, continuing and irrevocable guarantee of payment and not of collectability or performance and is in no way conditioned or contingent upon any attempt to collect from the Borrower. This Guaranty shall remain in full force and effect without respect to future changes in conditions, including change in law, until the Letter of Credit shall have been canceled or shall have expired in accordance with its terms. Subject to the provisions of Section 5.2 and unless the Letter of Credit shall have been canceled or shall have expired in accordance with its terms, each and every default in payment by the Borrower pursuant to the terms of the Reimbursement Agreement shall give rise to a separate cause of action hereunder to the extent that each such default by the Borrower would give rise to a separate claim or cause of action under the Reimbursement Agreement and separate suits may be brought hereunder as each cause of action arises.

     The Guarantor hereby waives (i) notice of the acceptance hereof, of any action taken or omitted in reliance hereon and of any defaults by the Borrower in the payment of any such sums,
(ii)  any  presentment, demand, notice or protest  of  any  kind,
(iii) any other act or thing or omission or delay to do any other act or thing which might in any manner or to any extent vary the risk of the Guarantor or which might otherwise operate as a discharge of the Guarantor, and (iv) any right to require that any action be brought against the Borrower or to require that resort be had to any security whether held by or available to the Bank or to any other guaranty, and any other applicable law to require the Bank to attempt to recover against or realize upon any Collateral (as defined in the Reimbursement Agreement).

     The Guarantor agrees that it will not exercise any rights that it may acquire by way of subrogation under the Reimbursement Agreement, by any payment made under the Guaranty or otherwise, until all the Obligations of the Borrower under the Reimbursement Agreement then due and not paid or not performed shall have been paid or performed in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all the Obligations of the Borrower under the Reimbursement Agreement then due and not paid or not performed shall not have been paid or performed in full, such amount shall be held in trust for the benefit of the Bonds and shall forthwith be paid to the Bank to be credited and applied upon the Obligations of the Borrower under the Reimbursement Agreement, whether matured or unmatured, in accordance with the terms thereof.

     This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations of the Borrower under the Reimbursement Agreement is rescinded or is otherwise returned by the Bank upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

     Section 2.2. Nature of Obligations. All obligations of the Guarantor under this Guaranty shall be absolute, unconditional, continuing and irrevocable irrespective of the genuineness, validity, regularity or enforceability of the Reimbursement Agreement, the Security Instruments or the Bonds and shall remain in full force and effect until all amounts payable by the Borrower pursuant to the terms of the Reimbursement Agreement shall have been paid or shall be deemed to have been paid in accordance with the terms thereof and, until such payment, or the occurrence of those conditions upon which payment shall be deemed to have occurred, shall not be affected, modified, impaired or discharged upon the happening from time to time of any event, including, without limitation, any of the following, whether or not with notice to or the consent of the Guarantor:

          (a) any lack of validity or enforceability of the Letter of Credit, the Bonds, any of the other Bond Documents (as defined in the Reimbursement Agreement), any of the Security Instruments (as defined in the Reimbursement Agreement) or any other agreement or instrument related thereto;

          (b) any amendment or waiver of or any consent to departure from the terms of the Letter of Credit, the Bonds, any of the other Bond Documents, any of the Security Instruments or any other agreement or instrument related thereto;

          (c) the existence of any claim, set off, defense or other right which any of the Guarantor or the Borrower may have at any time against the Trustee, any beneficiary or any transferee of the Letter of Credit (or any person for whom the Trustee, any such beneficiary or any such transferee may be acting), the Bank or any other person, whether in connection with Reimbursement Agreement, the Security Instruments, the Letter of Credit, the Bond Documents, the Project (as defined in the Reimbursement Agreement) or any unrelated transaction;

          (d) any statement, draft or other document presented by or on behalf of the Borrower or the Guarantor under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect, or any statement therein being untrue or inaccurate in any respect whatsoever;

          (e) the surrender, exchange or impairment of any security for the performance or observance of any of the terms of Reimbursement Agreement; or

          (f) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower or the Guarantor, except subject to the qualification that obligations may be reinstated upon bankruptcy, notwithstanding payment in full of the Borrower's obligations to the Bank.

Notwithstanding anything herein to the contrary, the waivers extended by the Guarantor above shall not be construed to prevent the Guarantor from pursuing in a separate and unrelated action any claims that the Guarantor may have against the Bank.

                           ARTICLE III

                     AFFIRMATIVE COVENANTS


     Section  3.1   Financial Statements, Reports and  Documents.
The Guarantor will deliver the following to the Bank:

          (a) Annual Statements. As soon as available and in any event within 120 days after the end of each Fiscal Year, review quality financial statements reflecting their operations during such Fiscal year, including, without limitation, a balance sheet, profit and loss statement and statement of cash flows, with supporting schedules, all in reasonable detail and reviewed by an independent certified public accountant acceptable to the Bank.

          (b) Quarterly Reports. As soon as available and in any event within 45 days after the end of each quarters of each Fiscal Year, unaudited management-prepared quarterly financial statements, including, without limitation, a balance sheet, profit and loss statement and statement of cash flows, with supporting schedules, all in reasonable detail and prepared in conformity with GAAP.

          (c) No-Default Certificate. Simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a certificate of an officer of the Guarantor stating whether any Default or Event of Default exists on the date of such certificate and, if any Default or Event of Default then exists, setting forth the details thereof and the action which the Guarantor is taking or proposes to take with respect thereto.

          (d) Proxy Statements. Promptly upon the mailing thereof to the shareholders of the Guarantor generally, copies of all financial statements, reports, proxy statement so mailed, provided that copies of financial statements and other reports delivered solely to shareholders who are also officers or employees of the Guarantor in their capacities as such need not be delivered hereunder unless included within the scope of a request for additional information made pursuant to Section 5.1
(g) hereof.

          (e) SEC Reports. Promptly upon filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and annual, quarterly or monthly reports which the Guarantor shall have filed with the Securities Exchange Commission.

          (f) Tax Returns. Within 30 days of filing, (i) complete copies of federal and state tax returns, as applicable, together with all schedules thereto, each of which shall be signed and certified by an officer of the Guarantor to be true, correct and complete copies of such returns, and (ii) any extensions or requests for extensions filed with the appropriate taxing body.

          (g)   Additional Information.  From time to time,  such
additional  information  regarding  the  financial  position   or
business of the Guarantor as the Bank may reasonably request.

     Section 3.2. Incorporation of Covenants. The Guarantor shall observe and remain in compliance with the covenants, agreements, ratios and other matters contained in Articles VIII, IX and X of the that certain Credit Agreement, dated as of March 5, 1999 (the "Credit Agreement"), by and among the Guarantor, the lenders therein named and the Bank, as administrative agent, as amended from time to time. In the event that the Credit Agreement shall expire or otherwise be terminated, the covenants, agreements, ratios and other matters contained in Articles VIII, IX and X of the Credit Agreement (and any similar provisions added in a supplement) shall be incorporated herein and made a part hereof in the form contained immediately preceding such expiration or termination date.
                          ARTICLE IV.

                    ACTIONS AND PROCEEDINGS


     Section 4.1. Actions and Proceedings. Any legal action or proceeding against the Guarantor with respect to this Guaranty may be brought in such of the courts of competent jurisdiction of the state or federal courts located in the Commonwealth of Virginia as the Bank or its successors and assigns, as the case may be, may elect, and, by execution and delivery of this Guaranty, the Guarantor irrevocably submits to the nonexclusive jurisdiction of such courts for purposes of legal actions and proceedings hereunder and, in case of any such legal action or proceeding brought in the above-named Virginia courts, hereby irrevocably consent, during such time, to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by personal service to the Guarantor, or by any other means permitted by applicable law. If it becomes necessary for the purpose of service of process out of any such courts, the Guarantor shall take all such action as may be required to authorized a special agent to receive, for and on behalf of them, service of process in any such legal action or proceeding, and shall take all such action as may be necessary to continue said appointment in full force and effect so that the Guarantor will at all times have an agent for service of process for the above purposes in any Virginia Court. To the extent permitted by law, final judgment (a copy certified by the court that has rendered the judgment shall be conclusive evidence of the fact and of the amount of any indebtedness of the Guarantor to the Bank) against the Guarantor in any such legal action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on an unsatisfied judgment. To the extent that Guarantor has or hereafter may acquire any immunity from jurisdiction of any of the above-named courts or from any legal process therein, the Guarantor hereby irrevocably waives such immunity, and the Guarantor hereby irrevocably waives and agrees not to assert by way of motion, as a defense, or otherwise, in any legal action or proceeding brought hereunder in any of the above-named courts, (i) the defense of sovereign immunity, (ii) any claim that it is not personally subject to the jurisdiction of the above-named courts by reason of sovereign immunity or otherwise, (iii) that such action  or  proceeding is brought in an inconvenient forum,  that venue for the action or proceeding is improper or that this Guaranty or the Reimbursement Agreement may not be enforced in or by such courts, or (iv) any defense that would hinder or delay the levy, execution or collection of any amount to which any party hereto is entitled pursuant to a final judgment of any court having jurisdiction. Nothing in these provisions shall limit any right of the Bank to bring actions, suits or proceedings in the courts of any other jurisdiction. The Guarantor expressly acknowledges that the foregoing waiver is intended to be irrevocable under the laws of the Commonwealth of Virginia and of the United States of America.

                           ARTICLE V.

                 EVENTS OF DEFAULT AND REMEDIES


     Section 5.1. Events of Default. If any of the following events occurs and is continuing, it is hereby defined and declared to be and constitute an "event of default":

          (a) failure by the Guarantor to make any payment required to be made under Section 2.1 as and when the same shall become due and payable;

          (b) any representation or warranty made by Guarantor under this Guaranty or under any document, report, certificate or financial statement furnished by Guarantor in connection herewith or therewith or pursuant hereto or thereto shall prove to have been false or misleading as at the time made; provided, however, to the extent such misrepresentation was not a material inducement to the Bank to enter into the Reimbursement Agreement and is reasonably susceptible to cure, it shall not constitute an Event of Default hereunder so long as the Guarantor proceed in good faith and with due diligence to effect a cure and is able to cure such misrepresentation within thirty (30) days from the date of notice from the Bank;

          (c) failure by the Guarantor to observe or perform (or cause to be observed or performed) any other covenant or agreement to be performed or observed by them hereunder or under any document or certificate furnished by the Guarantor in connection herewith or therewith or pursuant hereto or thereto; provided, however, if the Guarantor has undertaken and continue to cure any such failure and such failure is curable with future due diligence, there shall exist no Event of Default hereunder so long as such failure is cured within 30 days after the Guarantor has received written notice of such failure from the Bank;

           (d) the commencement of a case or other proceeding, either voluntary or involuntary, with respect to the Guarantor under applicable bankruptcy, insolvency or other similar law, seeking the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator, administrator or similar official of the Guarantor or for all or substantially all of its property, or seeking the winding-up, dissolution or liquidation of the Guarantor' affairs; and

           (e) the Guarantor shall have defaulted under any other material agreement (including, without limitation, the Credit Agreement) to which it is a party, and such default would have a material adverse effect on its ability to perform its obligations hereunder.

     Section 5.2.  Remedies.  Whenever any event referred  to  in
Section 5.1 shall have occurred and be continuing, the Bank may proceed immediately hereunder, and the Bank shall have the right to proceed first and directly against the Guarantor under this Guaranty without proceeding against or exhausting any other remedies which it may have and without resorting to any other security held by the Bank.
     Section 5.3. No Remedy Exclusive. The rights and remedies conferred herein shall not be considered exclusive of any other remedies available but each of such rights and remedies shall be cumulative and shall be in addition to any other rights and remedies given under this Guaranty or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or remedy shall be construed to be a waiver thereof but any such right or remedy may be exercised from time to time and as often as may be deemed expedient.

     Section 5.4. Counsel Fees and Expenses. The Guarantor agrees to pay on demand therefor all costs, expenses and fees, including all attorney's fees, which may be incurred by the Bank following all applicable cure periods in enforcing or attempting to enforce this Guaranty following any event of default hereunder whether the same shall be enforced by suit or otherwise.

     Section 5.5. Guaranty for Benefit of the Bank. This Guaranty is entered into by the Guarantor for the benefit of the Bank its respective successors and assigns under the Reimbursement Agreement, all of whom shall be entitled to enforce performance and observance of this Guaranty (subject to the provisions of Section 5.2) and of the guaranties and other provisions herein contained to the same extent as if they were parties signatory hereto.

     Section  5.6.   Remedies  Cumulative.   The  terms  of  this
Guaranty may be enforced as to any one or more breaches, either separately or cumulatively.
                          ARTICLE VI.

             WAIVERS, AMENDMENTS AND MISCELLANEOUS


     Section 6.1. Waivers, Amendments and Modifications. If any provision contained in this Guaranty should be breached by the Guarantor and thereafter waived by the Bank, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. No waiver, amendment, release or modification of this Guaranty shall be established by conduct, custom or course of dealing, but solely by an instrument in writing duly executed by the parties hereto.

     Section  6.2.   Effective  Date.   The  obligations  of  the
Guarantor hereunder shall arise absolutely and unconditionally when the Letter of Credit shall have been issued and delivered by the Bank as contemplated in the Reimbursement Agreement.

     Section 6.3. Governing Law. This Guaranty and the rights and obligations of the parties hereto (including third-party beneficiaries) shall be governed, construed and interpreted according to the laws of the Commonwealth of Virginia.

     Section 6.4. Entire Agreement; Counterparts. This Guaranty constitutes the entire agreement, and supersedes all prior agreements, both written and oral, between the parties with respect to the subject matter hereof and may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     Section 6.5. Severability. If any provision of this Guaranty shall be held or deemed to be or shall, in fact, be invalid, inoperative or unenforceable as applied in any particular case in any jurisdiction or jurisdictions or in all jurisdictions, or in all cases because it conflicts with any other provision or provisions hereof or any constitution or statute or rule of public policy, or for any other reason, such circumstances shall not have the effect of rendering the provision in question invalid, inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatever.

     Section 6.6. Notices. Any notice or notices which may be or are required to be given to the Guarantor or the Bank respecting any matter pertaining to this Guaranty shall be in writing and shall be deemed to have been given when delivered or mailed by first class registered or certified mail, return receipt requested, postage prepaid, and, if given to the Guarantor, addressed to the Guarantor at 6800 Paragron Place, Suite 500, Richmond, Virginia 23230; or, if given to the Bank, addressed to the Bank at First Union National Bank, 7 North 8th Street, Richmond, Virginia 23219. Any party may, by notice given hereunder, designate any further or different address to which subsequent notices or other communications shall be sent and to whose attention the same shall be directed.

     Section  6.7.  Captions.  The captions and headings  of  the
several   Articles  and  Sections  of  this  Guaranty   are   for
convenience only and in no way define, limit or describe the scope or intent of any provisions hereof.

     Section 6.8. Certain Rules of Interpretation. In addition to the words and terms defined herein, certain other words and terms used herein shall have the same meanings as assigned them in the Indenture unless the context or use clearly indicates another or different meaning or intent. Words of the masculine gender shall be deemed and construed to include correlative words of the feminine and neuter genders.

     "Herein",  "hereby", "hereunder", "hereof",  "hereinbefore",
"hereinafter" and other equivalent words refer to this Guaranty and not solely to the particular Article, Section or subdivision hereof in which such word is used.

     Reference herein to an Article number (e.g., Article II) or a Section number (e.g., Section 4.2) shall be construed to be a reference to the designated Article number or Section number hereof unless the context or use clearly indicates another or different meaning or intent.

     Section 6.9. Successors. This Guaranty shall be binding upon the undersigned Guarantor and its successors and assigns and shall inure to the benefit of, and shall be enforceable by, the Bank and its successors and assigns until payment in full of all amounts payable by the Issuer pursuant to the terms of the Reimbursement Agreement.

     Section 6.10. WAIVER OF JURY TRIAL. THE GUARANTOR HEREBY AGREES TO WAIVE ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY, THE TRANSACTIONS CONTEMPLATED BY THE REIMBURSEMENT AGREEMENT OR THIS GUARANTY OR ANY DEALINGS BETWEEN THE GUARANTOR AND THE BANK. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. The Guarantor acknowledges that this waiver is a material inducement to the Bank to enter into a business relationship with the Guarantor, the Borrower and its Affiliates. The Guarantor represents and warrants that it has reviewed this waiver with its legal counsel, and that such waiver is knowingly and voluntarily given following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED, EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, REPLACEMENTS, REAFFIRMATIONS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY, THE REIMBURSEMENT AGREEMENT OR ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE TRANSACTIONS CONTEMPLATED BY THE REIMBURSEMENT AGREEMENT. In the event of litigation, this Guaranty may be filed as a written consent to a trial by the court.
     IN WITNESS WHEREOF, the Guarantor has executed this Guaranty, and to evidence its acceptance the Bank has caused this Guaranty to be executed all as of the date first above written.


                                   PERFORMANCE FOOD GROUP COMPANY

                                   By:___________________________
                                   Name:
                                   Title:

                                   ACCEPTED as of March 1,  1999,

                                   FIRST UNION NATIONAL BANK
                                   By:___________________________
                                   Title: